UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 FORM 8-K
 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: 9/18/2024
(Date of earliest event reported)
DARDEN RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)
Commission File Number: 1-13666

Florida	59-3305930
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1000 Darden Center Drive, Orlando, Florida 32837
(Address of principal executive offices, including zip code)
(407) 245-4000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, without par value	DRI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)    The Annual Meeting of Shareholders of the Company was held online via the internet at www.virtualshareholdermeeting.com/DRI2024 on September 18, 2024. On September 18, 2024, Peter W. Descovich, the independent Inspector of Election for the Annual Meeting, delivered to the Company his final, certified vote results.

(b)    The name of each director elected at the meeting, a brief description of each other matter voted upon, and the voting results, are provided below. At the Annual Meeting, the shareholders took the following actions:

(i)    Elected the following 9 directors to serve until the next annual meeting of shareholders or until his or her successor is elected and qualified.

Nominees	For	Withheld	Broker Non-Vote
Margaret Shân Atkins	95,481,784	1,408,202	11,518,537
Ricardo Cardenas	96,146,436	743,550	11,518,537
Juliana L. Chugg	95,370,376	1,519,610	11,518,537
James P. Fogarty	95,294,268	1,595,718	11,518,537
Cynthia T. Jamison	94,322,711	2,567,275	11,518,537
Nana Mensah	96,289,903	600,083	11,518,537
William S. Simon	94,150,334	2,739,652	11,518,537
Charles M. Sonsteby	95,149,600	1,740,386	11,518,537
Timothy J. Wilmott	95,409,731	1,480,255	11,518,537

(ii)    Approved a resolution providing advisory approval of the Company’s executive compensation.

For	92,051,437
Against	4,670,261
Abstain	168,288
Broker Non-Vote	11,518,537

(iii) Ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 25, 2025.

For	101,692,407
Against	6,608,469
Abstain	107,647
Broker Non-Vote	0

(iv) Approved the management proposal to obtain shareholder approval of amendment and restatement of the Company’s 2015 Omnibus Incentive Plan.

For	92,375,019
Against	4,335,623
Abstain	179,344
Broker Non-Vote	11,518,537

(v) A vote on a shareholder proposal requesting the Company to disclose its Broiler Chicken Key Welfare indicators was not taken as the proponent withdrew this proposal.

(vi) Did not approve the shareholder proposal requesting that the Company disclose the percent of pork raised in group housing and establish targets for achieving 100% group housed pork.

For	18,353,259
Against	76,676,287

Abstain	1,860,440
Broker Non-Vote	11,518,537

(vii) Did not approve the shareholder proposal requesting that the Company comply with WHO guidelines for antimicrobials for food producing animals in the supply chain.

For	9,628,189
Against	86,537,913
Abstain	723,884
Broker Non-Vote	11,518,537

(viii) Did not approve the shareholder proposal requesting that the Company issue a report on if and how it will reduce greenhouse gas emissions in alignment with the Paris Agreement’s 1.5 degree goal.

For	19,790,129
Against	75,301,186
Abstain	1,798,671
Broker Non-Vote	11,518,537

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARDEN RESTAURANTS, INC.

By:	/s/ Matthew R. Broad
Matthew R. Broad
Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary
Date: September 19, 2024
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